Segment Reporting (Details)	12 Months Ended
	Dec. 31, 2025 USD ($) Segments	Dec. 31, 2024 USD ($)	Dec. 31, 2023 USD ($)
Segment Reporting Information [Line Items]
Reportable segment (in Segments) | Segments	1
Segment Reporting, CODM, Individual Title and Position or Group Name [Extensible Enumeration]	Chief Executive Officer [Member], Chief Financial Officer [Member], President [Member]
Description of CODM	The CODM evaluates the Company’s performance and allocates resources based upon consolidated business metrics, including not limited to registered users, funded accounts, equity notional volume and option contract volume, and financial metrics, which include consolidated revenue, adjusted operating income, adjusted net income and consolidated total assets
Revenue	$ 570,996,806	$ 390,229,672	$ 389,602,570
Corporate bank deposits [Member]
Segment Reporting Information [Line Items]
Revenue	$ 14,963,064	$ 12,923,495	$ 14,833,038